UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2019

LANNETT COMPANY, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NO. 001-31298

State of Delaware	23-0787699
(State of Incorporation)	(I.R.S. Employer I.D. No.)

9000 State Road

Philadelphia, PA  19136

(215) 333-9000

(Address of principal executive offices and telephone number)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LCI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)                                             Departure of Vice President of Finance and Chief Financial Officer

Martin P. Galvan, the Vice President of Finance and Chief Financial Officer at Lannett Company, Inc. (the “Company”), will retire and will terminate his employment with the Company effective August 30, 2019, after the completion of the audit for the Company’s fiscal year ending June 30, 2019 and the filing of the Company’s Annual Report on Form 10-K for the fiscal year ending June 30, 2019.  The termination of Mr. Galvan’s employment will be deemed to be a termination by the Company without Cause, as such term is defined in the Amended and Restated Employment Agreement between the Company and Mr. Galvan dated as of December 31, 2012, a copy of which was filed as Exhibit 10.20 to the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on January 3, 2013.

(e)                                              Compensatory Arrangement

The Company entered into a Separation Agreement and General Release with Mr. Galvan dated May 22, 2019 and effective as of August 30, 2019 (the “Separation Agreement”), pursuant to which Mr. Galvan will receive 18 months base salary, a pro-rated cash bonus for the fiscal year of the Company ending June 30, 2020, a pro-rated portion of the retention bonus that Mr. Galvan would have received had he remained employed by the Company through December 1, 2019, continued medical benefits for a period of 18 months and vesting of all outstanding and unvested equity award grants, including options and restricted stock awards.

The description of the Separation Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.55 hereto, and is incorporated herein by reference.

Item 9.01                                           FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

Exhibit No.	Description

10.55	Separation Agreement and General Release by and between Martin Galvan and Lannett Company, Inc. dated May 22, 2019

99.1	May 24, 2019 Press Release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANNETT COMPANY

By:	/s/ Samuel H. Israel
Chief Legal Officer and General Counsel
Date: May 24, 2019

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